Debt	12 Months Ended
Jul. 01, 2016
Debt Disclosure [Abstract]
Debt
Debt
Debt consisted of the following as of July 1, 2016 and July 3, 2015:

	July 1, 2016	July 3, 2015
	(in millions)
Variable interest rate term loan maturing 2019	$—	$2,312
Variable interest rate term loan maturing 2021 (Term Loan A)	4,125	—
Variable interest rate USD term loan maturing 2023 (U.S. Term Loan B)	3,750	—
Variable interest rate Euro term loan maturing 2023 (Euro Term Loan B)(1)	987	—
7.375% senior secured notes due 2023	1,875	—
10.500% senior unsecured notes due 2024	3,350	—
Convertible senior notes	439	—
Bridge loans	3,000	—
Total debt	17,526	2,312
Issuance costs and debt discounts	(532)	(11)
Subtotal	16,994	2,301
Less bridge loans and current portion of long-term debt	(3,334)	(152)
Long-term debt	$13,660	$2,149

(1)	Euro Term Loan B principal amount was based upon the Euro exchange rate as of July 1, 2016.
In connection with the merger (the “Merger”) with SanDisk Corporation (“SanDisk”), the Company entered into new debt facilities. The proceeds from the new debt facilities were used to, among other things, (i) finance, in part, the cash portion of the purchase price, (ii) refinance certain existing indebtedness of Western Digital and SanDisk, and (iii) pay certain transaction costs.
Notes
On April 13, 2016, the Company completed an offering consisting of $1.875 billion 7.375% senior secured notes due 2023 (the “Secured Notes”) and $3.350 billion 10.500% senior unsecured notes due 2024 (the “Unsecured Notes” and, together with the Secured Notes, the “Notes”). The Company is not required to make principal payments on the Notes prior to their respective maturity dates, except that it may be required to offer to purchase the Notes upon the occurrence of a change of control or with the proceeds of certain non-ordinary course asset sales. Interest payments on the Notes are due semi-annually in arrears. The obligations under the Notes are guaranteed by certain of the Company’s existing and subsequently acquired or organized wholly-owned, material domestic subsidiaries.
The Secured Notes were funded on May 12, 2016, and the Company received net cash proceeds of $1.826 billion. The Company pays cash interest on the Secured Notes quarterly at an annual rate of 7.375%. The Secured Notes mature in April 2023. The Secured Notes issuance cost was $49 million, which is amortized to interest expense over the term of the Secured Notes. The Secured Notes are collateralized on an equal and ratable basis by liens on the same assets that secure indebtedness under the New Credit Agreement (as defined below).
The Unsecured Notes were funded on May 12, 2016, and the Company received net cash proceeds of $3.226 billion. The Company pays cash interest on the Unsecured Notes quarterly at an annual rate of 10.500%. The Unsecured Notes mature in April 2024. The Unsecured Notes issuance cost was $124 million, which is amortized to interest expense over the term of the Secured Notes.
New Credit Agreement
On April 29, 2016, the Company entered into a new credit agreement (the “New Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Administrative Agent”), and the lenders party thereto, which provides for variable interest rate secured loans consisting of a $4.125 billion term loan (the “Term Loan A”), a term loan (the “Term Loan B”) composed of a $3.750 billion U.S. dollar tranche (the “U.S. Term Loan B”) and a €885 million Euro tranche (the “Euro Term Loan B”), and a $1.000 billion revolving credit facility (the “Revolving Credit Facility”). The Revolving Credit Facility includes a $200 million sublimit for letters of credit.
The Term Loan A was funded on May 12, 2016, and the Company received net cash proceeds of $4.059 billion. The Company pays monthly cash interest on the Term Loan A at a rate based on LIBOR, plus the applicable spread of 2.00% (approximately 2.450% at July 1, 2016). Term Loan A issuance costs were $66 million, which are amortized to interest expense over the term of the loan.
The U.S. Term Loan B tranche was funded on April 29, 2016, and the Company received net cash proceeds of $3.541 billion. The Company pays monthly cash interest on the U.S. Term Loan B tranche at a rate based on LIBOR, subject to a 0.750% floor, plus the applicable spread of 5.500% (6.250% at July 1, 2016). The U.S. Term Loan B tranche issuance costs were $209 million, which are amortized to interest expense over the term of the loan. On August 17, 2016, the Company settled the U.S. Term Loan B tranche with proceeds of a new U.S. dollar-denominated Term Loan B-1 and a voluntary cash prepayment. For additional information, see Note 19 to the consolidated financial statements.
The Euro Term Loan B tranche was funded on April 29, 2016, and the Company received net cash proceeds of $980 million, based on the Euro exchange rate. The Company pays monthly cash interest on the Euro Term Loan B tranche at a rate based on EURIBOR, subject to a 0.750% floor, plus the applicable spread of 5.250% (6.000% at July 1, 2016). The Euro Term Loan B tranche issuance costs were $28 million, which are amortized to interest expense over the term of the loan.
The Revolving Credit Facility was not drawn upon, and there was no outstanding balance as of July 1, 2016.
Term Loan A and the Revolving Credit Facility have a five-year term. Beginning in September 2017, the Company is required to make quarterly principal payments on Term Loan A totaling $206 million in fiscal 2018, $309 million in fiscal 2019, $413 million in fiscal 2020 and the remaining balance of $3.197 billion due in fiscal 2021. Term Loan B has a seven-year term. Beginning in September 2016, the Company is required to make quarterly principal payments on Term Loan B equal to 0.25% of the original principal amount thereof, with the remaining balance due in fiscal 2023.
The obligations under the New Credit Agreement are secured on a first-priority basis by a lien on substantially all the assets and properties of (i) the Company and (ii) HGST, Inc., WD Media, LLC, Western Digital (Fremont), LLC and Western Digital Technologies, Inc. (“WDT”) (together referred to as the “WD Guarantors”), including all of the capital stock held by these entities (subject to a 65% limitation on pledges of capital stock of foreign subsidiaries and domestic holding companies of foreign subsidiaries), subject to certain exceptions.
The obligations under the New Credit Agreement are guaranteed by the WD Guarantors. The term loans and the revolving credit loans may be prepaid in whole or in part at any time without premium or penalty, subject to certain conditions, except that Term Loan B requires the Company to pay a 1.0% prepayment fee if the loans thereunder are repaid in connection with certain “repricing” transactions on or before the one-year anniversary of the effective date.
Covenants
The Notes and the loans under the New Credit Agreement require the Company to comply with certain financial covenants, such as a leverage ratio, an interest coverage ratio and customary covenants that limit or restrict the Company’s and its subsidiaries’ ability to incur liens and indebtedness; make certain restricted payments, acquisitions, investments, loans and guarantees; and enter into certain transactions with affiliates, mergers and consolidations. As of July 1, 2016, the Company was in compliance with all of the financial covenants.
Additional Bridge Facility
On May 12, 2016, WDT entered into a 45-day senior secured bridge credit agreement (the “Additional Bridge Credit Agreement”) among JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, the lenders from time to time party thereto and Western Digital providing for $3.0 billion in aggregate principal amount of senior secured bridge loans (the “Additional Bridge Facility”). On June 9, 2016, this agreement was amended to extend the maturity to 75 days.
The Additional Bridge Facility was funded on May 12, 2016, and the Company received net cash proceeds of $2.972 billion. The bridge loan interest rate was 2.450%. The Additional Bridge Facility issuance costs were $28 million and are amortized to interest expense over the term of the bridge facility. On July 21, 2016, the Company paid in full the $3.0 billion aggregate principal amount of the bridge loan outstanding together with accrued interest.
Termination of Existing Credit Agreement
On May 12, 2016, pursuant to the terms of the New Credit Agreement, Western Digital Technologies, Inc., Western Digital Ireland, Ltd. and Western Digital International Ltd. (collectively, the “Existing Borrowers”) extinguished all outstanding loans, together with accrued interest and related fees, of $2.2 billion and terminated all commitments under the credit agreement dated as of January 9, 2014, as amended, among the Company, the Existing Borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent. Upon extinguishment of the outstanding loans, the Company recorded a loss of $11 million, which related to the write-off of previously capitalized debt issuance costs.
Assumed SanDisk Convertible Notes, Call Options and Warrants
On May 12, 2016, the closing date of the Merger (the “SanDisk Closing Date”), SanDisk had outstanding $997 million aggregate principal amount of its 1.5% Convertible Senior Notes due 2017 (the “2017 Notes”) and $1.5 billion aggregate principal amount of its 0.5% Convertible Senior Notes due 2020 (the “2020 Notes” and, together with the 2017 Notes, the “SanDisk Notes”). The 2017 Notes mature on August 15, 2017 and the 2020 Notes mature on October 15, 2020.
The Merger constituted a fundamental change under each indenture governing the SanDisk Notes. As a result, the conversion rate for each $1,000 of principal amount of SanDisk Notes surrendered for conversion from March 8, 2016 to June 9, 2016 was increased temporarily to 20.8004 units of reference property in the case of the 2017 Notes and 13.7726 units of reference property in the case of the 2020 Notes. Each reference unit is comprised of 0.2387 shares of Western Digital common stock and $67.50 in cash.
The SanDisk Notes were bifurcated into a debt host and exchange option for accounting purposes. The exchange option is accounted for as a derivative liability because it is predominantly settled in cash. Changes in the fair value of the exchange option are reported in the consolidated statements of income in other income (expense), net until the Company extinguishes the related debt. The initial fair value of the exchange option reduced the carrying value of the SanDisk Notes (effectively an original issuance discount). This discount is amortized using the effective interest rate method through the recognition of non-cash interest expense over the remaining term of the debt. This has resulted in the recognition of interest expense on the 2017 Notes and the 2020 Notes at an effective rate of 5.0% and 5.5%, respectively. As of July 1, 2016, the 2017 Notes and the 2020 Notes have a remaining unamortized discount of $5 million and $59 million, respectively.
The exchange option is measured and reported at fair value on a recurring basis, within Level 3 of the fair value hierarchy. The fair value of the unredeemed and unsettled exchange option was reported in current portion of long-term debt and long-term debt in the consolidated balance sheets. See Note 11 to the consolidated financial statements for additional disclosures related to the fair values of the exchange option. For the quarter ended July 1, 2016, the change in the fair value of the exchange option related to the 2017 Notes and 2020 Notes resulted in a loss of $8 million and a gain of $6 million, respectively.
During the quarter ended July 1, 2016, the Company paid to the holders of the SanDisk Notes for conversion and repurchase $2.611 billion cash and 1.959 million shares of Western Digital common stock with an aggregate value of $94 million. After taking into account the exchanges and repurchases settled prior to July 1, 2016, $129 million principal amount of the 2017 Notes and $310 million principal amount of the 2020 Notes were outstanding. After taking into account the exchanges and repurchases settled after July 1, 2016 and the principal amount of $25 million of 2020 Notes repurchased by the Company, as of August 26, 2016, $37 million principal amount of the 2020 Notes and an immaterial principal amount of the 2017 Notes were outstanding. For the remaining outstanding 2020 Notes, the conversion rate is 10.9006 units of reference property, corresponding to 2.6020 shares of Western Digital common stock and $735.79, per $1,000 principal amount of the 2020 Notes, subject to adjustments under the applicable indenture. The 2020 Notes are not currently exchangeable into reference property.
Concurrently with the assumption of the SanDisk Notes, the Company assumed the outstanding call options and the warrants that were entered into by SanDisk at the inception of the respective SanDisk Notes, which were structured to reduce the potential economic dilution associated with the conversion of SanDisk Notes. SanDisk negotiated the termination of the warrants prior to the closing of the Merger and recorded a liability on the SanDisk Closing Date of $613 million. This amount was subsequently paid in the quarter ended July 1, 2016.
The SanDisk call options are derivative instruments classified as an asset that result in the Company receiving cash and shares partially offsetting amounts payable upon exchange of the SanDisk Notes. During the quarter ended July 1, 2016, under the SanDisk call options, the Company received $409 million of cash and 1.4 million shares of Western Digital common stock which had an aggregate value of $70 million. During the quarter ended July 1, 2016, the Company recognized a non-cash gain of $7 million related to the change in value in the SanDisk call options, recorded in other income (expense), net in the consolidated statements of income. The value of the SanDisk call options at July 1, 2016 was $71 million.
The exchange and repurchase of the 2017 Notes and related settlement of the debt instruments during the quarter ended July 1, 2016 resulted in a loss of $14 million. The exchange and repurchase of the 2020 Notes and related settlement of the debt instruments during the quarter ended July 1, 2016 resulted in a loss of $42 million.
Debt maturities
As of July 1, 2016, annual debt maturities were as follows:

Fiscal Years	Debt Maturities
(in millions)
2017	$3,424
2018	254
2019	357
2020	460
2021	3,306
Thereafter	9,725
Total	17,526
Issuance costs and debt discounts	(532)
Net carrying value	$16,994